SUN CAPITAL ADVISERS TRUST

Sun Capital Investment Grade Bond Fund

Supplement dated March 8, 2011

To the Initial Class and Service Class Prospectuses, each dated May 1, 2010

This supplement provides information relating to replacing the portfolio managers for the Sun Capital Investment Grade Bond Fund (the “Fund”).  Effective immediately, the section in the Initial Class and Service Class Prospectuses captioned “Fund Summaries – Fixed Income Funds – Sun Capital Investment Grade Bond Fund – Portfolio Management” on page 62 of both the Initial Class and Service Class Prospectuses is hereby deleted and replaced in its entirety with the following:

Portfolio Manager:
	Title with the Subadviser	Manager Since
John W. Donovan	Managing Director	2011

The following replaces the portfolio manager information in its entirety for the Fund under “About the Portfolio Managers” on page 104 in the Initial Class Prospectus and page 105 in the Service Class Prospectus:

Fund	Fund Manager(s)	Manager since	Positions during past five years

Sun Capital Investment Grade Bond Fund	John W. Donovan	2011	Managing Director, Sun Capital Advisers LLC, since 2002. Joined Sun Life Financial in 2001.

Sun Capital Investment Grade Bond Fund                                                                                                                                                                3/2011